UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

O-I GLASS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! O-I GLASS, INC. 2022 Annual Meeting Vote by 11:59 P.M. EDT on May 9, 2022 for shares held directly. Vote by 11:59 P.M. EDT on May 5, 2022 for shares held in a Plan. O-I GLASS, INC. ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 D72158-P64989 You invested in O-I GLASS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2022. Get informed before you vote View the Stakeholder Letter, Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting May 10, 2022 9:00 A.M. EDT The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/OI2022 and be sure to have the control number noted above. * You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com* Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D72159-P64989 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Samuel R. Chapin For 1b. David V. Clark, II For 1c. Gordon J. Hardie For 1d. John Humphrey For 1e. Andres A. Lopez For 1f. Alan J. Murray For 1g. Hari N. Nair For 1h. Joseph D. Rupp For 1i. Catherine I. Slater For 1j. John H. Walker For 1k. Carol A. Williams For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. For 3. To approve the O-I Glass, Inc. Third Amended and Restated 2017 Incentive Award Plan. For 4. To approve, by advisory vote, the Company’s named executive officer compensation. For NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.